UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 02, 2023

Commission File Number: 1-11607
DTE Energy Company

Michigan	38-3217752
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)
Commission File Number: 1-2198
DTE Electric Company

Michigan	38-0478650
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)
Registrants address of principal executive offices: One Energy Plaza, Detroit, Michigan 48226-1279
Registrants telephone number, including area code: (313) 235-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock, without par value	DTE	New York Stock Exchange

2017 Series E 5.25% Junior Subordinated Debentures due 2077	DTW	New York Stock Exchange

2020 Series G 4.375% Junior Subordinated Debentures due 2080	DTB	New York Stock Exchange

2021 Series E 4.375% Junior Subordinated Debentures due 2081	DTG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 2, 2023, DTE Electric Company received an order from the Michigan Public Service Commission (MPSC) on the company’s petition seeking rehearing of its general rate case order (U-20836) with respect to the projected sales volumes of DTE Electric’s residential customers. The MPSC denied DTE Electric’s proposed changes filed in the rehearing request.

Accordingly, DTE Energy has developed a plan which includes a series of one-time operations and maintenance actions to address this challenge and is reaffirming its 2023 operating EPS guidance range of $6.09 - $6.40 with plans supporting the midpoint of the range. DTE Energy shares a mutual interest with the MPSC in bringing affordable, reliable and cleaner energy to our state and our customers and understands the residential sales volumes will be reviewed in future general rate cases.

DTE Energy will announce its full year 2022 earnings before the market opens Thursday, February 23, 2023.

The company will conduct a conference call to discuss earnings results at 9 a.m. ET the same day.
Investors, the news media and the public may listen to a live internet broadcast of the call at dteenergy.com/investors. The telephone dial-in number in the U.S. and Canada toll free is: (888) 510-2008 or international toll: (646) 960-0306. The passcode is 4987588. The webcast will be archived on the DTE Energy website at dteenergy.com/investors.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements:

This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the "Forward-Looking Statements" section in DTE Energy's and DTE Electric Company's (DTE Electric) 2021 Form 10-K and 2022 Form 10-Qs (which section is incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric that discuss important factors that could cause DTE Energy's and DTE Electric's actual results to differ materially. DTE Energy and DTE Electric expressly disclaim any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: February 2, 2023

DTE ENERGY COMPANY (Registrant)

/s/David Ruud David Ruud Senior Vice President and Chief Financial Officer

DTE ELECTRIC COMPANY (Registrant)

/s/David Ruud David Ruud Senior Vice President and Chief Financial Officer